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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09585

                            Pioneer Research Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through December 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.









Pioneer Research Fund
--------------------------------------------------------------------------------
Annual Report | December 31, 2008
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   PATMX
Class B   PBTMX
Class C   PCTMX
Class Y   PRFYX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         25

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      40

Trustees, Officers and Service Providers                                     41


                           Pioneer Research Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Research Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                           Pioneer Research Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

In the following interview, John Peckham, CFA, Head of U.S. Equity Research and member of the Pioneer Research Fund team, discusses the factors that influenced the Fund's performance during the 12-month period ended December 31, 2008.

Q What factors led domestic equities to perform so poorly during the 12 months ended December 31, 2008?

A The U.S. stock market was hit hard by the extraordinary events of the past year. Although the financial and credit crises first began to emerge in mid-2007, stocks held up relatively well through the first half of 2008 on the hope that the problems would have minimal influence on the broader world economy. As the year progressed, however, it became evident that the crisis was in fact having a significant impact on global growth. Analysts were forced to slash their corporate earnings estimates for both 2008 and 2009 to adjust to the new reality, which further weighed on stock prices. Making matters worse was the wave of "forced selling" from institutional investors who had to dump their holdings at fire-sale prices in order to raise the cash necessary to meet redemptions. The U.S. government and the Federal Reserve Board both stepped in with aggressive actions designed to restore confidence, which helped stocks stage a modest rally in December. Nevertheless, the U.S. market finished the year with a substantial loss.

Q How did the Fund perform in relation to its benchmark and peer group over the 12-month period ended December 31, 2008?

A Reflecting the difficult environment for the broader market, the Class A shares of the Pioneer Research Fund produced a total return of -35.22% at net asset value over the 12 months ended December 31, 2008. While negative on an absolute basis, the Fund's return actually outpaced both the -36.99% return of the Fund's benchmark, the Standard and Poor's 500 Index (the S&P
     500) and the -37.23% average return for 851 funds in Lipper's Large Cap Core Funds category, which is the Fund's peer group.

     On a longer-term basis, the Fund continues to compare well against both its benchmark and its Lipper peers. Over the three years ended December 31, 2008, and the five years ended December 31, 2008, the Fund's Class A shares have outperformed both the S&P 500 and the Lipper category average. As of December 31, 2008, the Fund (Class A shares) ranks in the top 28% and 18% of its Lipper category during the three- and five-year periods, respectively.


4    Pioneer Research Fund | Annual Report | 12/31/08

Q How would you characterize the Fund's performance over the 12 months ended December 31, 2008?

A We understand that the past year has been a difficult time for our shareholders due to the Fund's negative absolute return. Still, we believe the fact that the Fund was able to outperform in a tough market helps illustrate the effectiveness of our disciplined, research-based approach. Rather than making top-down calls on the broader market, we employ a bottom-up strategy that selects individual stocks based on our analysis of their underlying fundamentals. Notably, this approach helped us to avoid picking stocks that collapsed into bankruptcy during the past year.

     We believe the effectiveness of our bottom-up style is best illustrated by the fact that 2008 marked the fifth consecutive year in which the Fund outperformed its Lipper peer group. The interval encompasses both the bear market of the past year, as well as two extended rallies -- 2003 and mid-2006 through mid-2007. In our view, this helps demonstrate that a focus on fundamental research is an effective way to generate outperformance in a variety of market environments.

Q What factors contributed to the Fund's performance during the 12 months ended December 31, 2008?

A During 2008, our stock selection added value in 14 of the 24 industries into which we divide the S&P 500 Index. While the performance isn't as broad-based as it has been in the recent past, it nonetheless helped the Fund to outpace the S&P 500 for the year ended December 31, 2008. Our focus has been on investing the Fund's assets in companies with strong balance sheets, stable cash flows, strong market positions, and attractive valuations. The approach has helped us manage downside risk in a falling market.

     The Fund's best sector was financials, where it outperformed in all four industry segments: diversified financials, banks, insurance, and real estate. We achieved that by avoiding stocks with meaningful mortgage exposure, balance sheet issues, or vulnerability to any of the risk factors weighing on the sector. The approach helped us avoid stocks such as American International Group, Bank of America, and Citigroup -- a distinct positive for the Fund's performance since the stocks had large weightings in the S&P 500 at the beginning of 2008. Instead, we focused on companies with healthy balance sheets and sustainable business models. That led us to invest the Fund in Intercontinental Exchange, which operates a global electronic marketplace for trading futures and derivatives; the boutique investment bank and asset manager Lazard; and the property and casualty insurers Travelers and Chubb. All of the stocks outperformed the broader financial sector by a wide margin.


                           Pioneer Research Fund | Annual Report | 12/31/08    5

     The industrials sector was another area where the Fund's performance was boosted by both the stocks we owned as well as those we avoided. In the latter category, avoiding General Electric -- which lagged significantly due to concerns about the health of its financial arm, GE Capital -- was a major positive for the Fund's relative performance. We instead focused on companies with lower risk profiles, such as 3M and the industrial supplier W.W. Grainger, which helped the Fund outperform within a potentially challenging sector.

Q Where did the Fund underperform during the 12 months ended December 31, 2008?

A Health care was the most notable area of weakness for the Fund. As we discussed in the June semiannual shareholder report, the Fund's performance in the sector was hurt by positions in Merck and Schering Plough. Both stocks declined sharply in the first half of the year due to questions about the efficacy of the cholesterol drug Vytorin, which is co-marketed by the two companies. We continued to hold both positions in the Fund after the news hit in early April 2008, believing the issues with Vytorin were fully discounted in the companies' stock prices. However, further analysis by our health care team led us to sell the Fund's positions in the companies during the second half of the year.

     Our stock picks also lagged in the consumer sector. Retail, in particular, hurt the Fund, as we held two underperforming stocks that were hit by earnings downgrades: Abercrombie & Fitch and JC Penney. We continue to hold JC Penney in the portfolio, as we believe it offers strong upside potential going forward. We sold Abercrombie, however, believing its fundamental story is no longer attractive. Elsewhere in the consumer sector, the Fund's relative performance was hurt by our positions in tobacco stocks, which underperformed on concerns about higher taxes and increased regulation. The Fund also lost relative performance by not holding three benchmark components that soared as a result of takeover bids: Anheuser-Busch, UST, and Wm. Wrigley Jr.

     While our stock selection did not work out well in those sectors, we feel it is reasonable to expect that there will always be some industries in which the Fund lags the benchmark. Overall, we are pleased that on balance the Fund outperformed amid extremely volatile market conditions.

Q How has the volatile market over the past year affected the way you manage the Fund?

A One notable aspect of the market downturn is that the element of forced selling caused higher-quality companies to suffer the same poor performance as their lower-quality peers. For longer-term investors like us, this has created opportunities to buy fundamentally strong companies for the


6    Pioneer Research Fund | Annual Report | 12/31/08

     Fund at unusually attractive valuation levels. For example, our recent purchases include the hotel chain Marriott International, the transportation and logistics company CH Robinson Worldwide, and the container manufacturer Packaging Corporation of America. On the other hand, we have been taking a more cautious view regarding companies in sectors with higher sensitivity to the volatility in commodity prices. In energy, for example, we have been favoring larger integrated companies over the more speculative exploration and production area. Similarly, our focus in the utilities sector has been on regulated companies over those with direct commodity exposure.

     That approach reflects our view that one outcome of the sell-off in higher-quality companies is that investing in stocks with higher return potential does not necessarily require taking on more risk. In our view, that makes the current environment a very attractive time in which to employ our bottom-up investment style for the Fund.

Q    Do you have any closing thoughts for investors?

A While we believe there are ample opportunities in this market, as we note above, risks remain in place. The housing market is still very weak, the credit markets remain under some pressure, and consumer spending is likely to be soft amid a backdrop of rising unemployment. We think the result will be a stock picker's market (that is, a market in which companies with strong fundamentals will be rewarded). That is a distinct contrast to the type of momentum- and liquidity-driven market that we witnessed throughout the middle part of this decade. As investors return their focus to higher-quality, reasonably valued companies, we believe our disciplined approach and focus on fundamental research should add significant value to the Fund.


Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                           Pioneer Research Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                          89.4%
Temporary Cash Investments                                                   9.8%
Depositary Receipts for International Stocks                                 0.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                      15.1%
Health Care                                                                 14.6%
Energy                                                                      13.7%
Financials                                                                  13.5%
Consumer Staples                                                            12.9%
Industrials                                                                 11.3%
Consumer Discretionary                                                       8.3%
Utilities                                                                    4.1%
Telecommunication Services                                                   3.7%
Materials                                                                    2.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


 1.        Exxon Mobil Corp.                                                4.25%
 2.        Chevron Corp.                                                    3.78
 3.        Hewlett-Packard Co.                                              3.06
 4.        Verizon Communications, Inc.                                     2.91
 5.        Johnson & Johnson Co.                                            2.30
 6.        Wal-Mart Stores, Inc.                                            2.25
 7.        McDonald's Corp.                                                 1.96
 8.        3M Co.                                                           1.91
 9.        Cisco Systems, Inc.                                              1.83
10.        Apple, Inc.                                                      1.79

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Research Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class           12/31/08           12/31/07
       A              $ 6.43            $ 10.09
--------------------------------------------------
       B              $ 6.10            $  9.52
--------------------------------------------------
       C              $ 6.16            $  9.60
--------------------------------------------------
       Y              $ 6.48            $ 10.19
--------------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                                    Short-Term         Long-Term
     Class        Dividends       Capital Gains     Capital Gains
       A          $ 0.1010           $ --              $ --
-----------------------------------------------------------------
       B          $ 0.0090           $ --              $ --
-----------------------------------------------------------------
       C          $ 0.0102           $ --              $ --
-----------------------------------------------------------------
       Y          $ 0.1410           $ --              $ --
-----------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.


                           Pioneer Research Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 Life-of-Class
 (11/18/99)                              -2.55%         -3.18%
 5 Years                                 -0.97          -2.14
 1 Year                                 -35.22         -38.97
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                          Gross          Net
------------------------------------------------------------------
                                          1.21%          1.21%
------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                        Pioneer                 Standard & Poor's
                     Research Fund                 500 Index
11/99                    9,425                       10,000
                        10,067                       10,588
12/00                    9,532                        9,624
                         8,216                        8,481
12/02                    6,355                        6,608
                         7,920                        8,502
12/04                    8,821                        9,426
                         9,456                        9,889
12/06                   10,885                       11,450
                        11,645                       12,078
12/08                    7,543                        7,610

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Research Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (11/18/99)                               -3.36%         -3.36%
 5 Years                                  -1.83          -1.83
 1 Year                                  -35.83         -38.39
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           2.07%          2.07%
----------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                        Pioneer                 Standard & Poor's
                     Research Fund                 500 Index
11/99                    10,000                      10,000
                         10,669                      10,588
12/00                    10,030                       9,624
                          8,570                       8,481
12/02                     6,592                       6,608
                          8,144                       8,502
12/04                     9,000                       9,426
                          9,558                       9,889
12/06                    10,900                      11,450
                         11,569                      12,078
12/08                     7,424                       7,610

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                          Pioneer Research Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (11/19/99)                               -3.28%         -3.28%
 5 Years                                  -1.78          -1.78
 1 Year                                  -35.72         -35.72
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           1.95%          1.95%
----------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                        Pioneer                 Standard & Poor's
                     Research Fund                 500 Index
11/99                    10,000                      10,000
                         10,668                      10,588
12/00                    10,030                       9,624
                          8,583                       8,481
12/02                     6,609                       6,608
                          8,168                       8,502
12/04                     9,033                       9,426
                          9,590                       9,889
12/06                    10,937                      11,450
                         11,615                      12,078
12/08                     7,466                       7,610

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Research Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (11/18/99)                               -2.40%         -2.40%
 5 Years                                  -0.71          -0.71
 1 Year                                  -34.96         -34.96
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           0.74%          0.74%
----------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                        Pioneer                 Standard & Poor's
                     Research Fund                 500 Index
11/99                   10,000                      10,000
                        10,678                      10,588
12/00                   10,111                       9,624
                         8,715                       8,481
12/02                    6,741                       6,608
                         8,401                       8,502
12/04                    9,364                       9,426
                        10,053                       9,889
12/06                   11,590                      11,450
                        12,466                      12,078
12/08                    8,108                       7,610

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                          Pioneer Research Fund | Annual Report | 12/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on actual returns from July 1, 2008 through December 31, 2008.


 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------------------------
 Ending Account          $   720.66       $   716.98       $   716.69       $   721.94
 Value on 12/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     5.41       $     9.28       $     8.85       $     3.55
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.05%, and 0.82% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Research Fund | Annual Report | 12/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------------------------
 Ending Account          $ 1,018.85       $ 1,014.33       $ 1,014.83       $ 1,021.01
 Value on 12/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     6.34       $    10.89       $    10.38       $     4.17
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.05%, and 0.82% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                          Pioneer Research Fund | Annual Report | 12/31/08    15

Schedule of Investments | 12/31/08


   Shares                                                            Value
              COMMON STOCKS -- 98.7%
              ENERGY -- 13.5%
              Integrated Oil & Gas -- 7.9%
   45,966     Chevron Corp.                                          $ 3,400,105
   47,900     Exxon Mobil Corp.                                        3,823,857
                                                                     -----------
                                                                     $ 7,223,962
--------------------------------------------------------------------------------
              Oil & Gas Drilling -- 0.5%
    9,700     Transocean, Ltd. (b)                                   $   458,325
--------------------------------------------------------------------------------
              Oil & Gas Equipment & Services -- 1.4%
   42,200     Halliburton Co.                                        $   767,196
   45,108     Weatherford International, Inc.*(b)                        488,069
                                                                     -----------
                                                                     $ 1,255,265
--------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 2.8%
   14,732     Apache Corp.                                           $ 1,097,976
   11,400     Range Resources Corp                                       392,046
   29,900     XTO Energy, Inc.                                         1,054,573
                                                                     -----------
                                                                     $ 2,544,595
--------------------------------------------------------------------------------
              Oil & Gas Storage & Transportation -- 0.9%
  105,042     El Paso Corp. (b)                                      $   822,479
                                                                     -----------
              Total Energy                                           $12,304,626
--------------------------------------------------------------------------------
              MATERIALS -- 2.8%
              Diversified Metals & Mining -- 0.6%
   11,437     Freeport-McMoRan Copper & Gold, Inc. (Class B) (b)     $   279,520
   33,900     Titanium Metals Corp. (b)                                  298,659
                                                                     -----------
                                                                     $   578,179
--------------------------------------------------------------------------------
              Fertilizers & Agricultural Chemicals -- 1.1%
   10,600     Monsanto Co.                                           $   745,710
    3,300     Potash Corp. Saskatchewan, Inc.                            241,626
                                                                     -----------
                                                                     $   987,336
--------------------------------------------------------------------------------
              Industrial Gases -- 0.6%
    8,676     Praxair, Inc.                                          $   515,007
--------------------------------------------------------------------------------
              Paper Packaging -- 0.5%
   32,600     Packaging Corp. of America                             $   438,796
                                                                     -----------
              Total Materials                                        $ 2,519,318
--------------------------------------------------------------------------------
              CAPITAL GOODS -- 8.6%
              Aerospace & Defense -- 3.1%
   27,108     Northrop Grumman Corp.                                 $ 1,220,944
   29,590     United Technologies Corp.                                1,586,024
                                                                     -----------
                                                                     $ 2,806,968
--------------------------------------------------------------------------------
              Construction & Engineering -- 1.1%
   65,646     KBR, Inc.                                              $   997,819
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Research Fund | Annual Report | 12/31/08

   Shares                                        Value
              Industrial Conglomerates -- 1.9%
   29,825     3M Co.                             $ 1,716,131
------------------------------------------------------------
              Industrial Machinery -- 1.3%
   30,972     Crane Co.                          $   533,957
   17,093     SPX Corp.                              693,121
                                                 -----------
                                                 $ 1,227,078
------------------------------------------------------------
              Trading Companies & Distributors -- 1.2%
   14,000     W.W. Grainger, Inc. (b)            $ 1,103,760
                                                 -----------
              Total Capital Goods                $ 7,851,756
------------------------------------------------------------
              TRANSPORTATION -- 2.6%
              Air Freight & Couriers -- 1.4%
    6,000     C H Robinson Worldwide, Inc.       $   330,180
    9,900     FedEx Corp.                            635,085
   23,700     UTI Worldwide, Inc.*                   339,858
                                                 -----------
                                                 $ 1,305,123
------------------------------------------------------------
              Railroads -- 1.2%
    7,838     Burlington Northern, Inc.          $   593,415
    9,500     Norfolk Southern Corp.                 446,975
                                                 -----------
                                                 $ 1,040,390
                                                 -----------
              Total Transportation               $ 2,345,513
------------------------------------------------------------
              AUTOMOBILES & COMPONENTS -- 0.2%
              Auto Parts & Equipment -- 0.2%
    9,860     BorgWarner, Inc.                   $   214,652
                                                 -----------
              Total Automobiles & Components     $   214,652
------------------------------------------------------------
              CONSUMER SERVICES -- 2.9%
              Hotels, Resorts & Cruise Lines -- 0.9%
   43,800     Marriott International, Inc.       $   851,910
------------------------------------------------------------
              Restaurants -- 2.0%
   28,374     McDonald's Corp. (b)               $ 1,764,579
                                                 -----------
              Total Consumer Services            $ 2,616,489
------------------------------------------------------------
              MEDIA -- 2.7%
              Movies & Entertainment -- 2.7%
  131,400     Time Warner, Inc. (b)              $ 1,321,884
   59,243     Viacom, Inc. (Class B)*              1,129,172
                                                 -----------
                                                 $ 2,451,056
                                                 -----------
              Total Media                        $ 2,451,056
------------------------------------------------------------
              RETAILING -- 2.4%
              Apparel Retail -- 0.4%
   18,062     TJX Companies, Inc. (b)            $   371,535
------------------------------------------------------------
              Department Stores -- 0.3%
   14,583     J.C. Penney Co., Inc.              $   287,285
------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    17

   Shares                                            Value
             General Merchandise Stores -- 0.6%
  15,081     Target Corp. (b)                        $   520,747
----------------------------------------------------------------
             Home Improvement Retail -- 1.1%
  42,000     Home Depot, Inc.                        $   966,840
                                                     -----------
             Total Retailing                         $ 2,146,407
----------------------------------------------------------------
             FOOD & DRUG RETAILING -- 3.3%
             Drug Retail -- 1.1%
  35,759     CVS/Caremark Corp.                      $ 1,027,714
----------------------------------------------------------------
             Hypermarkets & Supercenters -- 2.2%
  36,050     Wal-Mart Stores, Inc. (b)               $ 2,020,963
                                                     -----------
             Total Food & Drug Retailing             $ 3,048,677
----------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 6.8%
             Distillers & Vintners -- 0.7%
  40,000     Constellation Brands, Inc.*             $   630,800
----------------------------------------------------------------
             Packaged Foods & Meats -- 1.6%
  15,300     General Mills, Inc.                     $   929,475
  15,000     Hershey Foods Corp.                         521,100
                                                     -----------
                                                     $ 1,450,575
----------------------------------------------------------------
             Soft Drinks -- 1.4%
  22,300     PepsiCo, Inc.                           $ 1,221,371
----------------------------------------------------------------
             Tobacco -- 3.1%
  33,550     Altria Group, Inc.                      $   505,263
  17,191     Lorillard, Inc.                             968,713
  31,850     Phillip Morris International, Inc.        1,385,794
                                                     -----------
                                                     $ 2,859,770
                                                     -----------
             Total Food, Beverage & Tobacco          $ 6,162,516
----------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%
             Household Products -- 1.5%
  23,905     Church & Dwight Co, Inc.                $ 1,341,549
----------------------------------------------------------------
             Personal Products -- 1.2%
  44,600     Alberto-Culver Co. (Class B)            $ 1,093,146
                                                     -----------
             Total Household & Personal Products     $ 2,434,695
----------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
             Health Care Distributors -- 0.5%
  12,100     McKesson Corp.                          $   468,633
----------------------------------------------------------------
             Health Care Equipment -- 2.1%
  18,228     Insulet Corp*(b)                        $   140,720
  25,024     Medtronic, Inc.                             786,254
  10,567     Thoratec Corp.*                             343,322
  16,500     Zimmer Holdings, Inc.*                      666,930
                                                     -----------
                                                     $ 1,937,226
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Research Fund | Annual Report | 12/31/08

   Shares                                                Value
             Health Care Services -- 0.7%
  13,100     DaVita, Inc.*                               $   649,367
--------------------------------------------------------------------
             Managed Health Care -- 1.1%
  35,300     United Healthcare Group, Inc.*              $   938,980
                                                         -----------
             Total Health Care Equipment & Services      $ 3,994,206
--------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 10.0%
             Biotechnology -- 3.0%
  14,400     Alexion Pharmaceuticals, Inc.*(b)           $   521,136
  20,100     Amgen, Inc.*                                  1,160,775
   9,775     BioMarin Pharmaceutical, Inc.*(b)               173,995
  15,340     Cubist Pharmaceuticals, Inc.*(b)                370,614
  17,700     Vertex Pharmaceuticals, Inc.*                   537,726
                                                         -----------
                                                         $ 2,764,246
--------------------------------------------------------------------
             Life Sciences Tools & Services -- 0.7%
  18,190     Advanced Magnetics, Inc.*(b)                $   652,112
--------------------------------------------------------------------
             Pharmaceuticals -- 6.3%
  19,800     Abbott Laboratories                         $ 1,056,726
  67,206     Bristol-Myers Squibb Co.                      1,562,540
  45,631     Cardiome Pharma Corp.*(b)                       207,621
  34,600     Johnson & Johnson Co.                         2,070,118
  18,909     Teva Pharmaceutical Industries Ltd. (b)         804,956
                                                         -----------
                                                         $ 5,701,961
                                                         -----------
             Total Pharmaceuticals & Biotechnology       $ 9,118,319
--------------------------------------------------------------------
             BANKS -- 3.4%
             Regional Banks -- 2.9%
  56,484     First Horizon National Corp.*(b)            $   597,032
  57,800     KeyCorp (b)                                     492,456
  18,086     PNC Bank Corp.                                  886,214
  28,581     Zions BanCorp. (b)                              700,520
                                                         -----------
                                                         $ 2,676,222
--------------------------------------------------------------------
             Thrifts & Mortgage Finance -- 0.5%
  36,400     New York Community Bancorp Inc.             $   435,344
                                                         -----------
             Total Banks                                 $ 3,111,566
--------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 6.7%
             Asset Management & Custody Banks -- 2.3%
  20,274     Franklin Resources, Inc.                    $ 1,293,076
  29,453     The Bank of New York Mellon Corp.               834,403
                                                         -----------
                                                         $ 2,127,479
--------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.4%
  42,349     Lazard, Ltd.                                $ 1,259,459
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    19

 Shares                                           Value
            Specialized Finance -- 3.0%
  5,966     CME Group, Inc. (b)                 $ 1,241,584
 18,000     IntercontinentalExchange, Inc.*       1,483,920
                                                -----------
                                                $ 2,725,504
                                                -----------
            Total Diversified Financials        $ 6,112,442
-----------------------------------------------------------
            INSURANCE -- 2.3%
            Property & Casualty Insurance -- 2.3%
 24,500     Axis Capital Holdings, Ltd.         $   713,440
 31,264     The Traveler Companies, Inc.          1,413,133
                                                -----------
                                                $ 2,126,573
                                                -----------
            Total Insurance                     $ 2,126,573
-----------------------------------------------------------
            REAL ESTATE -- 0.9%
            Specialized Real Estate Investment Trust -- 0.9%
  8,100     Plum Creek Timber Co., Inc.         $   281,394
  6,600     Public Storage, Inc.                    524,700
                                                -----------
                                                $   806,094
                                                -----------
            Total Real Estate                   $   806,094
-----------------------------------------------------------
            SOFTWARE & SERVICES -- 6.0%
            Application Software -- 0.9%
 15,529     Citrix Systems, Inc.*               $   366,019
 47,300     Nuance Communications, Inc.*(b)         490,028
                                                -----------
                                                $   856,047
-----------------------------------------------------------
            Internet Software & Services -- 2.1%
  4,200     Google, Inc.*                       $ 1,292,130
 20,100     Omniture, Inc.*(b)                      213,864
 32,013     Yahoo!, Inc.*                           390,559
                                                -----------
                                                $ 1,896,553
-----------------------------------------------------------
            Systems Software -- 3.0%
 36,017     Macrovision Corp.*                  $   455,615
 65,644     Microsoft Corp. (b)                   1,276,119
 58,213     Oracle Corp.*                         1,032,116
                                                -----------
                                                $ 2,763,850
                                                -----------
            Total Software & Services           $ 5,516,450
-----------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 7.0%
            Communications Equipment -- 1.8%
100,837     Cisco Systems, Inc.*                $ 1,643,643
-----------------------------------------------------------
            Computer Hardware -- 4.8%
 18,900     Apple, Inc.*                        $ 1,613,115
 75,778     Hewlett-Packard Co.                   2,749,984
                                                -----------
                                                $ 4,363,099
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Research Fund | Annual Report | 12/31/08

       Shares                                                 Value
                   Computer Storage & Peripherals -- 0.4%
       21,700      Logitech International SA (A.D.R.)*        $   338,086
                                                              -----------
                   Total Technology Hardware & Equipment      $ 6,344,828
-------------------------------------------------------------------------
                   SEMICONDUCTORS -- 1.9%
                   Semiconductor Equipment -- 1.2%
      104,861      Applied Materials, Inc.                    $ 1,062,242
-------------------------------------------------------------------------
                   Semiconductors -- 0.7%
       35,200      Analog Devices, Inc.                       $   669,504
                                                              -----------
                   Total Semiconductors                       $ 1,731,746
-------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES -- 3.6%
                   Alternative Carriers -- 0.3%
       33,775      Time Warner Telecom, Inc.*                 $   286,074
-------------------------------------------------------------------------
                   Integrated Telecommunication Services -- 3.3%
       77,152      Verizon Communications, Inc.               $ 2,615,453
       42,510      Windstream Corp.                               391,092
                                                              -----------
                                                              $ 3,006,545
                                                              -----------
                   Total Telecommunication Services           $ 3,292,619
-------------------------------------------------------------------------
                   UTILITIES -- 4.0%
                   Electric Utilities -- 1.0%
       24,300      Southern Co.                               $   899,100
-------------------------------------------------------------------------
                   Multi-Utilities -- 3.0%
       18,523      NSTAR                                      $   675,903
       28,500      PG&E Corp.                                   1,103,235
       23,686      Sempra Energy Co.                            1,009,735
                                                              -----------
                                                              $ 2,788,873
                                                              -----------
                   Total Utilities                            $ 3,687,973
-------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $110,857,529)                        $89,938,521
-------------------------------------------------------------------------
   Principal
      Amount
                   TEMPORARY CASH INVESTMENTS -- 10.6%
                   Security Lending Collateral -- 10.6% (c)
                   Certificates of Deposit:
   $  225,433      Abbey National Plc, 3.15%, 8/13/09         $   225,433
      225,403      Bank of Nova Scotia, 3.21%, 5/5/09             225,403
      360,260      Bank of Scotland NY, 2.92%, 6/5/09             360,260
      405,780      Barclays Bank, 1.5%, 5/27/09                   405,780
       71,674      Calyon NY, 4.62%, 1/16/09                       71,674
      450,867      CBA, 4.87%, 7/16/09                            450,867
      405,780      DNB NOR Bank ASA NY, 3.04%, 6/5/09             405,780
      412,994      Intesa SanPaolo S.p.A., 1.44%, 5/22/09         412,994

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    21

   Principal
      Amount                                                           Value
                  Security Lending Collateral -- (continued)
   $  26,115      NORDEA NY, 4.13%, 4/9/09                             $    26,115
     338,150      Royal Bank of Canada NY, 2.7%, 8/7/09                    338,150
     225,433      Royal Bank of Scotland, 3.06%, 3/5/09                    225,433
      45,066      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09             45,066
     450,867      Societe Generale, 3.29%, 9/4/09                          450,867
     405,780      Svenska Bank NY, 4.61%, 7/8/09                           405,780
     450,867      U.S. Bank NA, 2.25%, 8/24/09                             450,868
                                                                       -----------
                                                                       $ 4,500,470
----------------------------------------------------------------------------------
                  Commercial Paper:
     442,751      American Honda Finance Corp., 4.95%, 7/14/09         $   442,751
      42,963      BBVA U.S., 2.83%, 3/12/09                                 42,963
     225,433      CME Group, Inc., 2.9%, 8/6/09                            225,433
     225,410      General Electric Capital Corp., 2.86%, 3/16/09           225,410
     450,867      HSBC Bank, Inc., 2.5%, 8/14/09                           450,867
     225,433      IBM, 2.39%, 9/25/09                                      225,433
     405,780      Met Life Global Funding, 3.19%, 6/12/09                  405,780
     450,867      Monumental Global Funding, Ltd., 2.5%, 8/17/09           450,867
     405,780      New York Life Global, 2.13%, 09/04/09                    405,780
     383,237      Westpac Banking Corp., 2.34%, 6/1/09                     383,237
                                                                       -----------
                                                                       $ 3,258,521
----------------------------------------------------------------------------------
                  Tri-party Repurchase Agreements:
      76,593      Barclays Capital Markets, 0.5%, 1/2/09               $    76,593
     991,907      Deutsche Bank, 0.25%, 1/2/09                             991,907
                                                                       -----------
                                                                       $ 1,068,500
----------------------------------------------------------------------------------
                  Time Deposit:
     450,867      BNP Paribas, 0.01%, 1/2/09                           $   450,867
----------------------------------------------------------------------------------
      Shares
                  Money Market Mutual Funds:
     112,717      Columbia Government Reserves Fund, 0.82%, 1/2/09     $   112,717
     338,150      JP Morgan, U.S. Government Money Market Fund,
                  0.98%, 1/2/09                                            338,150
                                                                       -----------
                                                                       $   450,867
----------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $9,729,225)                                    $ 9,729,225
----------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 109.3%
                  (Cost $120,586,754) (a)                              $99,667,746
----------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- (9.3)%               $(8,472,580)
----------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                           $91,195,166
==================================================================================

(A.D.R.) American Depositary Receipt.

*   Non-income producing security.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Research Fund | Annual Report | 12/31/08

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $123,675,185 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  2,197,042
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (26,204,481)
                                                                                   ------------
       Net unrealized loss                                                         $(24,007,439)
                                                                                   ============

(b)   At December 31, 2008, the following securities were out on loan:



     Shares     Security                                            Market Value
     11,000     Alexion Pharmaceuticals, Inc.*                        $  398,090
     12,600     Advanced Magnetics, Inc.*                                451,710
      9,000     BioMarin Pharmaceutical, Inc.*                           160,200
      9,200     Cardiome Pharma Corp.*                                    41,860
      5,500     CME Group, Inc.                                        1,144,605
     14,600     Cubist Pharmaceuticals, Inc.*                            352,736
     75,000     El Paso Corp.                                            587,250
      1,000     First Horizon National Corp.*                             10,570
     10,000     Freeport-McMoRan Copper & Gold, Inc. (Class B)           244,400
     17,800     Insulet Corp*                                            137,416
     45,500     KeyCorp                                                  387,660
      9,000     McDonald's Corp.                                         559,710
     60,000     Microsoft Corp.                                        1,166,400
     29,200     Nuance Communications, Inc.*                             302,512
     19,700     Omniture, Inc.*                                          209,608
     10,000     Target Corp.                                             345,300
     11,900     Teva Pharmaceutical Industries Ltd.                      506,583
     23,700     Titanium Metals Corp.                                    208,797
     16,600     TJX Companies, Inc.                                      341,462
      5,000     Transocean, Ltd.                                         236,250
     33,000     Time Warner, Inc.                                        279,510
      5,000     W.W. Grainger, Inc.                                      394,200
      6,800     Wal-Mart Stores, Inc.                                    381,208
     43,000     Weatherford International, Inc.*                         465,260
     13,000     Zions BanCorp.                                           318,630
--------------------------------------------------------------------------------
                Total                                                 $9,631,927
================================================================================

(c)   Security lending collateral is managed by Credit Suisse New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $126,076,281 and $158,484,078, respectively.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

                                                    Investments
 Valuation Inputs                                   in Securities
 Level 1 -- Quoted Prices                           $ 89,938,521
 Level 2 -- Other Significant Observable Inputs        9,729,225
 Level 3 -- Significant Unobservable Inputs
----------------------------------------------------------------
  Total                                             $ 99,667,746
----------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24    Pioneer Research Fund | Annual Report | 12/31/08

Statement of Assets and Liabilities | 12/31/08


ASSETS:
  Investment in securities (including securities loaned of $9,631,927)
   (cost $120,586,754)                                                    $99,667,746
  Cash                                                                      2,321,212
  Foreign currencies, at value (cost $19)                                          19
  Receivables --
   Investment securities sold                                                 743,699
   Fund shares sold                                                            29,293
   Dividends, interest and foreign taxes withheld                             157,575
   Due from Pioneer Investment Management, Inc.                                 6,675
  Other                                                                        27,638
--------------------------------------------------------------------------------------
     Total assets                                                         $102,953,857
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $ 1,420,788
   Fund shares repurchased                                                    523,875
   Upon return of securities loaned                                         9,729,225
  Due to affiliates                                                            10,262
  Accrued expenses                                                             74,541
--------------------------------------------------------------------------------------
     Total liabilities                                                    $11,758,691
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $137,814,132
  Undistributed net investment income                                          44,563
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (25,744,578)
  Net unrealized loss on investments                                      (20,919,008)
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                              57
--------------------------------------------------------------------------------------
     Total net assets                                                     $91,195,166
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $10,110,176/1,572,001 shares)                         $      6.43
  Class B (based on $5,908,003/968,102 shares)                            $      6.10
  Class C (based on $1,230,047/199,637 shares)                            $      6.16
  Class Y (based on $73,946,940/11,411,860 shares)                        $      6.48
MAXIMUM OFFERING PRICE:
  Class A ($6.43 [divided by] 94.25%)                                     $      6.82
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    25

Statement of Operations

For the Year Ended 12/31/08



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $13,740)                      $   2,825,201
  Interest                                                                         40,760
  Other income                                                                    267,885
  Income from securities loaned, net                                               52,571
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                  $  3,186,417
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $     946,271
  Transfer agent fees
   Class A                                                                         33,961
   Class B                                                                         32,057
   Class C                                                                          3,540
   Class Y                                                                          1,086
  Distribution fees
   Class A                                                                         36,419
   Class B                                                                         96,839
   Class C                                                                         22,844
  Shareholder communications expense                                               16,320
  Administrative fees                                                              43,663
  Custodian fees                                                                   50,283
  Registration fees                                                                35,635
  Professional fees                                                                48,801
  Printing expense                                                                 34,093
  Fees and expenses of nonaffiliated trustees                                       7,402
  Miscellaneous                                                                    30,242
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $  1,439,456
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                 (21,238)
     Less fees paid indirectly                                                                      (1,660)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                             $  1,416,558
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                  $  1,769,859
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $ (23,535,710)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                             17,368     $(23,518,342)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $ (37,398,098)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                                (62)    $(37,398,160)
----------------------------------------------------------------------------------------------------------
  Net loss on investments foreign currency transactions                                       $(60,916,502)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                        $(59,146,643)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

26    Pioneer Research Fund | Annual Report | 12/31/08

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively



                                                                    Year Ended         Year Ended
                                                                   12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                              $  1,769,859       $  1,591,461
Net realized gain (loss) on investments and foreign currency
  transactions                                                      (23,518,342)         8,731,630
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             (37,398,160)         2,687,914
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $(59,146,643)      $ 13,011,005
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.10 and $0.05 per share, respectively)               $   (157,326)      $    (92,166)
   Class B ($0.01 and $0.00 per share, respectively)                     (8,796)                --
   Class C ($0.01 and $0.00 per share, respectively)                     (2,182)                --
   Class Y ($0.14 and $0.07 per share, respectively)                 (1,588,044)        (1,520,344)
Net realized gain:
   Class A ($0.00 and $1.90 per share, respectively)                         --         (2,874,838)
   Class B ($0.00 and $1.90 per share, respectively)                         --         (2,427,122)
   Class C ($0.00 and $1.90 per share, respectively)                         --           (488,496)
   Class Y ($0.00 and $1.90 per share, respectively)                         --        (24,013,477)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (1,756,348)      $(31,416,443)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  9,539,774       $ 25,025,143
Reinvestment of distributions                                         1,653,753         29,211,100
Cost of shares repurchased                                          (47,093,868)       (26,778,434)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                            $(35,900,341)      $ 27,457,809
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $(96,803,332)      $  9,052,371
NET ASSETS:
Beginning of year                                                   187,998,498        178,946,127
--------------------------------------------------------------------------------------------------
End of year                                                        $ 91,195,166       $187,998,498
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     44,563       $     23,354
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/08    27

                                      '08 Shares       '08 Amount           '07 Shares     '07 Amount
Class A
Shares sold                             595,879       $   4,885,094           233,391     $ 2,689,363
Reinvestment of distributions            22,909             140,451           254,473       2,616,092
Less shares repurchased                (833,083)         (6,604,109)         (408,318)     (4,805,042)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (214,295)      $  (1,578,564)           79,546     $   500,413
-----------------------------------------------------------------------------------------------------
Class B
Shares sold                              59,344       $     433,254            68,028     $   751,602
Reinvestment of distributions             1,189               6,924           198,389       1,918,440
Less shares repurchased                (527,005)         (4,112,921)         (395,294)     (4,382,419)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (466,472)      $  (3,672,743)         (128,877)    $(1,712,377)
-----------------------------------------------------------------------------------------------------
Class C
Shares sold                              28,392       $     232,964            61,027     $   668,306
Reinvestment of distributions               251               1,471            34,676         338,090
Less shares repurchased                (135,597)           (950,884)          (40,605)       (456,708)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (106,954)      $    (716,449)           55,098     $   549,688
-----------------------------------------------------------------------------------------------------
Class Y
Shares sold                             446,293       $   3,988,462         1,768,314     $20,915,872
Reinvestment of distributions           243,513           1,504,907         2,335,944      24,338,478
Less shares repurchased              (4,331,174)        (35,425,954)       (1,451,009)    (17,134,265)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)           (3,641,368)      $ (29,932,585)        2,653,249     $28,120,085
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

28    Pioneer Research Fund | Annual Report | 12/31/08

Financial Highlights

                                                                        Year          Year
                                                                       Ended         Ended
                                                                      12/31/08      12/31/07
Class A
Net asset value, beginning of period                                   $ 10.09      $ 11.23
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.09      $  0.06
 Net realized and unrealized gain (loss) on investments                  (3.65)        0.75
----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $ (3.56)     $  0.81
Distributions to shareowners:
 Net investment income                                                   (0.10)       (0.05)
 Net realized gain                                                          --        (1.90)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (3.66)     $ (1.14)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  6.43      $ 10.09
==============================================================================================
Total return*                                                           (35.22)%       6.98%
Ratio of net expenses to average net assets+                              1.26%        1.21%
Ratio of net investment income to average net assets+                     0.96%        0.56%
Portfolio turnover rate                                                     87%          82%
Net assets, end of period (in thousands)                               $10,110      $18,022
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.36%        1.21%
 Net investment income (loss)                                             0.85%        0.56%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.25%        1.20%
 Net investment income                                                    0.96%        0.56%
==============================================================================================



                                                                         Year        Year         Year
                                                                        Ended       Ended        Ended
                                                                       12/31/06    12/31/05     12/31/04
Class A
Net asset value, beginning of period                                    $  9.80    $   9.17     $   8.30
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.04    $   0.04     $   0.07
 Net realized and unrealized gain (loss) on investments                    1.44        0.62         0.87
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  1.48    $   0.66     $   0.94
Distributions to shareowners:
 Net investment income                                                    (0.05)      (0.03)       (0.07)
 Net realized gain                                                           --          --           --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  1.43    $   0.63     $   0.87
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 11.23    $   9.80     $   9.17
========================================================================================================-
Total return*                                                             15.11%       7.20%       11.38%
Ratio of net expenses to average net assets+                               1.26%       1.25%        1.16%
Ratio of net investment income to average net assets+                      0.79%       0.44%        0.79%
Portfolio turnover rate                                                     184%         89%         106%
Net assets, end of period (in thousands)                                $19,168    $  7,526     $  8,096
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.43%       1.81%        2.20%
 Net investment income (loss)                                              0.62%      (0.12)%      (0.25)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.25%       1.25%        1.16%
 Net investment income                                                     0.80%       0.44%        0.79%
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Research Fund | Annual Report | 12/31/08  29

                                                                          Year           Year
                                                                          Ended          Ended
                                                                        12/31/08       12/31/07
Class B
Net asset value, beginning of period                                    $    9.52      $ 10.73
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                    $      --(a)   $ (0.03)
 Net realized and unrealized gain (loss) on investments                     (3.41)        0.72
----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $   (3.41)     $  0.69
Distributions to shareowners:
 Net investment income                                                      (0.01)          --
 Net realized gain                                                             --        (1.90)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   (3.42)     $ (1.21)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                          $    6.10      $  9.52
==============================================================================================
Total return*                                                              (35.83)%       6.14%
Ratio of net expenses to average net assets+                                 2.16%        2.07%
Ratio of net investment loss to average net assets+                          0.02%       (0.30)%
Portfolio turnover rate                                                        87%          82%
Net assets, end of period (in thousands)                                $   5,908      $13,655
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                2.22%        2.07%
 Net investment loss                                                        (0.04)%      (0.30)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                2.15%        2.07%
 Net investment income (loss)                                                0.03%       (0.30)%
----------------------------------------------------------------------------------------------


                                                                        Year         Year         Year
                                                                        Ended       Ended        Ended
                                                                      12/31/06     12/31/05     12/31/04
Class B
Net asset value, beginning of period                                    $  9.42      $  8.87   $    8.03
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                    $ (0.01)     $ (0.05)  $      --(a)
 Net realized and unrealized gain (loss) on investments                    1.33         0.60        0.84
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  1.32      $  0.55   $    0.84
Distributions to shareowners:
 Net investment income                                                    (0.01)          --          --(a)
 Net realized gain                                                           --           --          --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  1.31      $  0.55   $    0.84
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 10.73      $  9.42   $    8.87
========================================================================================================
Total return*                                                             14.04%        6.20%      10.51%
Ratio of net expenses to average net assets+                               2.15%        2.15%       1.95%
Ratio of net investment loss to average net assets+                       (0.11)%      (0.46)%      0.00%(a)
Portfolio turnover rate                                                     184%          89%        106%
Net assets, end of period (in thousands)                                $16,779      $ 5,647   $   6,972
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              2.18%        2.69%       2.98%
 Net investment loss                                                      (0.14)%      (1.00)%     (1.03)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              2.15%        2.15%       1.95%
 Net investment income (loss)                                             (0.11)%      (0.46)%      0.00%(a)
--------------------------------------------------------------------------------------------------------

(a)  Amounts round to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


30  Pioneer Research Fund | Annual Report | 12/31/08

The accompanying notes are an integral part of these financial statements.
                                                                           Year          Year
                                                                          Ended         Ended
                                                                         12/31/08      12/31/07
Class C
Net asset value, beginning of period                                    $    9.60      $ 10.80
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $    0.02      $ (0.02)
 Net realized and unrealized gain (loss) on investments                     (3.45)        0.72
----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $   (3.43)     $  0.70
Distributions to shareowners:
 Net investment income                                                      (0.01)          --
 Net realized gain                                                             --        (1.90)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   (3.44)     $ (1.20)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                          $    6.16      $  9.60
==============================================================================================
Total return*                                                              (35.72)%       6.20%
Ratio of net expenses to average net assets+                                 2.05%        1.95%
Ratio of net investment income (loss) to average net assets+                 0.14%       (0.18)%
Portfolio turnover rate                                                        87%          82%
Net assets, end of period (in thousands)                                $   1,230      $ 2,945
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                2.05%        1.95%
 Net investment income (loss)                                                0.14%       (0.18)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                2.05%        1.94%
 Net investment income (loss)                                                0.14%       (0.17)%
----------------------------------------------------------------------------------------------


                                                                          Year         Year         Year
                                                                          Ended        Ended        Ended
                                                                        12/31/06     12/31/05     12/31/04
Class C
Net asset value, beginning of period                                    $  9.47      $  8.92       $    8.07
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $ (0.03)     $ (0.05)      $      --(a)
 Net realized and unrealized gain (loss) on investments                    1.36         0.60            0.85
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  1.33      $  0.55       $    0.85
Distributions to shareowners:
 Net investment income                                                       --           --              --(a)
 Net realized gain                                                           --           --              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  1.33      $  0.55       $    0.85
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 10.80      $  9.47       $    8.92
============================================================================================================
Total return*                                                             14.04%        6.17%          10.60%
Ratio of net expenses to average net assets+                               2.16%        2.15%           1.92%
Ratio of net investment income (loss) to average net assets+              (0.28)%      (0.46)%          0.00%(a)
Portfolio turnover rate                                                     184%          89%            106%
Net assets, end of period (in thousands)                                $ 2,716      $ 3,005       $   3,572
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              2.23%        2.62%           2.94%
 Net investment income (loss)                                             (0.35)%      (0.93)%         (1.02)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              2.15%        2.15%           1.92%
 Net investment income (loss)                                             (0.27)%      (0.46)%          0.00%(a)
------------------------------------------------------------------------------------------------------------

(a)  Amounts round to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                            Pioneer Research Fund | Annual Report | 12/31/08  31

                                                                                    Year         Year
                                                                                    Ended        Ended
                                                                                   12/31/08     12/31/07
Class Y
Net asset value, beginning of period                                               $   10.19    $  11.31
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                             $    0.14    $   0.10
 Net realized and unrealized gain (loss) on investments                                (3.71)       0.78
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                               $   (3.57)   $   0.88
Distributions to shareowners:
 Net investment income                                                                 (0.14)      (0.10)
 Net realized gain                                                                        --       (1.90)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $   (3.71)   $  (1.12)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $    6.48    $  10.19
========================================================================================================
Total return*                                                                         (34.96)%      7.56%
Ratio of net expenses to average net assets+                                            0.82%       0.74%
Ratio of net investment income to average net assets+                                   1.36%       1.03%
Portfolio turnover rate                                                                   87%         82%
Net assets, end of period (in thousands)                                           $  73,947    $153,377
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           0.82%       0.74%
 Net investment income                                                                  1.36%       1.03%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           0.82%       0.74%
 Net investment income                                                                  1.36%       1.03%
--------------------------------------------------------------------------------------------------------


                                                                                    Year         Year
                                                                                    Ended        Ended       8/11/04 (a)
                                                                                  12/31/06     12/31/05      to 12/31/04
Class Y
Net asset value, beginning of period                                              $   9.87    $   9.21       $   8.01
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                            $   0.08    $   0.03       $   0.03
 Net realized and unrealized gain (loss) on investments                               1.43        0.65           1.21
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $   1.51    $   0.68       $   1.24
Distributions to shareowners:
 Net investment income                                                               (0.07)      (0.02)         (0.04)
 Net realized gain                                                                      --          --             --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $   1.44    $   0.66       $   1.20
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  11.31    $   9.87       $   9.21
=====================================================================================================================
Total return*                                                                        15.29%       7.35%         15.51%(b)
Ratio of net expenses to average net assets+                                          0.94%       1.12%          1.01%**
Ratio of net investment income to average net assets+                                 1.06%       0.76%          2.14%**
Portfolio turnover rate                                                                184%         89%           106%
Net assets, end of period (in thousands)                                          $140,283     $58,070       $  2,374
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                         0.94%       1.18%          2.28%**
 Net investment income                                                                1.06%       0.69%          0.86%**
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                         0.94%       1.12%          1.01%**
 Net investment income                                                                1.06%       0.75%          2.14%**
---------------------------------------------------------------------------------------------------------------------

(a)  Class Y was first publicly offered on August 11,2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

32  Pioneer Research Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Research Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income expenses and gain or loss on investments during the reporting periods. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                          Pioneer Research Fund | Annual Report | 12/31/08    33

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.


34    Pioneer Research Fund | Annual Report | 12/31/08

C. Forward Foreign Currency Contracts

  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of December 31, 2008.

D. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

  The Fund has elected to defer $6,744,303 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

  At December 31, 2008, the Fund had a net capital loss carryforward of $15,899,147, which will expire in 2016 if not utilized.

  At December 31, 2008, the Fund has reclassified $7,698 to increase undistributed net investment income and $7,698 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


                          Pioneer Research Fund | Annual Report | 12/31/08    35

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                   2008            2007
   Distributions paid from:
   Ordinary income             $1,756,006      $ 5,596,929
   Long-term capital gain             342       25,819,514
----------------------------------------------------------
      Total                    $1,756,348      $31,416,443
==========================================================

  The following shows components of distributable earnings on a federal income tax basis at December 31, 2008:



                                                       2008
   Distributable earnings:
   Undistributed ordinary income                 $      31,866
   Capital loss carryforward                       (15,899,147)
   Current year post-October loss deferred          (6,744,303)
   Unrealized Depreciation                         (24,007,382)
--------------------------------------------------------------
      Total                                      $ (46,618,966)
==============================================================

  The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of wash sales and the tax basis adjustments on partnerships.

E. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $1,737 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.

F. Class Allocations

  Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution fee plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


36    Pioneer Research Fund | Annual Report | 12/31/08

  Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G. Securities Lending

  The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. Prior to November 10, 2006, the Fund's management fee was 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the year ended December 31,


                          Pioneer Research Fund | Annual Report | 12/31/08    37

2008, the net management fee was equivalent to 0.65% of the average daily net assets for the period.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the fund to the extent necessary to limit the Fund's expenses to 1.25%, 2.15%, and 2.15%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These limitations are in effect through May, 1, 2012 for Class A shares and through May 1, 2010 for Class B and Class C shares. There can be no assurance that PIM will extend the expense limit agreement beyond such periods.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,663 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:



 Shareholder Communications:
 Class A                              $ 7,503
 Class B                                6,206
 Class C                                1,787
 Class Y                                  824
---------------------------------------------
    Total                             $16,320
=============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,338 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008

4. Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B


38    Pioneer Research Fund | Annual Report | 12/31/08
and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $261 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $22,199 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $1,660 under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                          Pioneer Research Fund | Annual Report | 12/31/08    39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Research Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Research Fund (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        Ernst & Young LLP

Boston, Massachusetts
February 18, 2009

40    Pioneer Research Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                          Pioneer Research Fund | Annual Report | 12/31/08    41

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


42  Pioneer Research Fund | Annual Report | 12/31/08

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1999.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise
                     (publicly traded health care services company) (2004 - 2007);        Community Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
---------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
---------------------------------------------------------------------------------------------------------------------

                           Pioneer Research Fund | Annual Report | 12/31/08  43

                             Position Held   Length of Service
 Name and Age               with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund com-
                                                                                                 plex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
----------------------------------------------------------------------------------------------------------------------------------


44  Pioneer Research Fund | Annual Report | 12/31/08

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

                           Pioneer Research Fund | Annual Report | 12/31/08  45

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                  Principal Occupation During Past Five Years                        Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration      None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
----------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and        None
                              of all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
----------------------------------------------------------------------------------------------------------------------


46  Pioneer Research Fund | Annual Report | 12/31/08

                            This page for your notes.

                          Pioneer Research Fund | Annual Report | 12/31/08    47

                            This page for your notes.

48    Pioneer Research Fund | Annual Report | 12/31/08

                            This page for your notes.

                          Pioneer Research Fund | Annual Report | 12/31/08    49

                            This page for your notes.

50    Pioneer Research Fund | Annual Report | 12/31/08

                            This page for your notes.

                          Pioneer Research Fund | Annual Report | 12/31/08    51

                            This page for your notes.

52    Pioneer Research Fund | Annual Report | 12/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $31,000 in 2008 and $28,715 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Research Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 27, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 27, 2009

* Print the name and title of each signing officer under his or her signature.